UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
T. Rowe Price OHA Select Private Credit Fund
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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T. Rowe Price OHA Select Private Credit Fund
1 Vanderbilt Avenue, 16th Floor
New York, NY 10017
September 9, 2026
Dear Shareholders:
You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of T. Rowe Price OHA Select Private Credit Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”) to be held virtually on Thursday, October 8, 2026, at 1:00 p.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/OCREDIT2026. Holders of record of the common shares of beneficial interest, par value $0.01 per share, of the Company at the close of business on September 8, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
The Notice of Annual Meeting of Shareholders and the accompanying proxy statement (the “Proxy Statement”) provide an outline of the business to be conducted at the Annual Meeting and the important shareholder votes to be conducted thereat. At the Annual Meeting, shareholders of the Company will be asked to:
(i)
elect the trustees of the Company (the “Trustees”), each to serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”); and

(ii)
ratify the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” and, together with the Trustee Proposal, the “Proposals”).

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” each of the Nominees in connection with the Trustee Proposal and (ii) vote “FOR” the Auditor Proposal. You can vote your shares at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a shareholder of record as of the close of business on the Record Date.
It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the accompanying proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the accompanying proxy card to us in the postage-paid envelope provided. Voting by proxy does not deprive you of your right to participate in the Annual Meeting. If a broker, bank, trustee, nominee or other intermediary holds your shares in “street name”, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.
No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Eric Muller
Eric Muller
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be
Held on October 8, 2026
The accompanying Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.proxyvote.com.
Please have the control number found on your proxy card ready when you visit this website.

T. Rowe Price OHA Select Private Credit Fund
1 Vanderbilt Avenue, 16th Floor
New York, NY 10017
NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

Online Meeting Only – No Physical Meeting Location
www.virtualshareholdermeeting.com/OCREDIT2026
October 8, 2026, 1:00 p.m., Eastern Time
Dear Shareholders:
Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share (the “Common Shares” or “shares”) of T. Rowe Price OHA Select Private Credit Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), that the Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually on October 8, 2026 at 1:00 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/OCREDIT2026. The Annual Meeting will be held for the following purposes, in addition to transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof:
(i)
To elect the trustees of the Company (the “Trustees”), each to serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”); and

(ii)
To ratify the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” and, together with the Trustee Proposal, the “Proposals”).

The Proposals are described in more detail in the accompanying proxy statement (the “Proxy Statement”), which you should read carefully and in its entirety before authorizing a proxy to vote. We are not aware of any other business, or any other Nominees for election as Trustees, that may properly be brought before the Annual Meeting.
The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” each of the Nominees in connection with the Trustee Proposal and (ii) vote “FOR” the Auditor Proposal.
The close of business on September 8, 2026 has been fixed as the record date for the determination of holders of Common Shares entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The enclosed voting materials allow you to vote your shares without attending the Annual Meeting virtually.
If your shares are held in “street name”, the broker, bank, trustee, nominee or other intermediary that holds your shares has the authority to vote them, absent your approval, only as to routine matters (i.e., the Auditor Proposal). As a result, for all non-routine matters to be voted on at the Annual Meeting (i.e., the Trustee Proposal), the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares, and they will vote your shares as you direct. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for any non-routine matters. You can vote by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares electronically via the live webcast at the Annual Meeting, you must follow the instructions provided by your broker, bank, trustee, nominee or other intermediary. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker, bank, trustee, nominee or other intermediary that holds your shares.
Your vote and participation in the governance of the Company is extremely important to us. Whether or not you plan to attend the Annual Meeting virtually, we urge you to please follow the instructions on the enclosed proxy card and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, you may also vote your proxy by completing, signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided.
Thank you for your continued support of T. Rowe Price OHA Select Private Credit Fund.

By order of the Board of Trustees,

/s/ Grove Stafford
Grove Stafford
Secretary

The enclosed proxy statement, form of proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available online on the U.S. Securities and Exchange Commission website at www.sec.gov or on our website at www.ocreditfund.com.
The Board of Trustees is requesting your vote. Your vote is important regardless of the number of Common Shares that you own. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly authorize a proxy vote via the Internet or telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Annual Meeting, consistent with instructions set forth in the accompanying proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Annual Meeting. Even if you vote your Common Shares prior to the Annual Meeting, you still may attend and participate in the Annual Meeting.
To ensure proper representation at the Annual Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend and participate in the Annual Meeting.

i

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

1 Vanderbilt Avenue, 16th Floor
New York, NY 10017
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 8, 2026
GENERAL
We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or “Trustees”) of T. Rowe Price OHA Select Private Credit Fund (the “Company”, “we”, “us” or “our”) for use at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on Thursday, October 8, 2026, at 1:00 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/OCREDIT2026. Holders of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares” or “shares”), at the close of business on September 8, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. This proxy statement (the “Proxy Statement”), the accompanying Notice of Annual Meeting of Shareholders, and the proxy card are being made available to shareholders on or about September 9, 2026.
We encourage you to vote your shares electronically via the Internet, by telephone or by signing, dating and returning the proxy card. Voting instructions are printed on your proxy card and included in this proxy statement. Any person giving a proxy has the power to revoke it any time prior to the Annual Meeting and shareholders who participate at the Annual Meeting may withdraw their proxies and vote online. If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the proxy card, and the Company receives your voting instructions in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.
Annual Meeting Information
The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on October 8, 2026 at 1:00 p.m., Eastern Time. To participate in the Annual Meeting, visit and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 12:45 p.m., Eastern Time. Check in time is fifteen (15) minutes prior to the meeting start time. Please allow time for online check-in procedures.
You are entitled to participate in the virtual Annual Meeting only if you are a shareholder of the Company as of the close of business on the record date for the Annual Meeting, which is September 8, 2026 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.
Availability of Proxy and Annual Meeting Materials
This proxy statement and the accompanying proxy card are also available at www.proxyvote.com. Please have the control number found on your proxy card ready when you visit this website.

QUESTIONS AND ANSWERS
The following are some questions that you may have about the Annual Meeting, and brief answers to those questions. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this Proxy Statement, the attachments to this Proxy Statement and the documents we refer to in this Proxy Statement.
Q:	What am I being asked to vote on?
A:
At the Annual Meeting, in addition to transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof, shareholders of the Company will be asked to:

(i)
elect the trustees of the Company (the “Trustees”), each to serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified (each such Trustee, a “Nominee” and, collectively, the “Nominees”) (the “Trustee Proposal”); and

(ii)
ratify the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” and, together with the Trustee Proposal, the “Proposals”).

The Proposals are discussed in greater detail in this Proxy Statement. This Proxy Statement and the accompanying materials were made available to shareholders on or about September 9, 2026.
Q:	How does the Board of Trustees recommend that I vote?
A:	The Board of Trustees unanimously recommends that you (i) vote “FOR” each of the Nominees in connection with the Trustee Proposal and (ii) vote “FOR” the Auditor Proposal.
Q:	How can I access the Proxy Statement and Annual Report?
A:
This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), including audited financial statements for the fiscal year ended December 31, 2025, are available free of charge on our website at www.ocreditfund.com, at www.proxyvote.com, or at www.sec.gov.

Q:	Will the Company bear the costs associated with this solicitation of proxies?
A:
Yes, the Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of Oak Hill Advisors, L.P. (“OHA”) and its affiliates. No additional compensation will be paid to such regular employees for such services. OHA has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide certain proxy solicitation services for which it will be paid a fee of approximately $49,392, plus out-of-pocket expenses for such services. You could be contacted by telephone on behalf of the Company and be urged to vote. Broadridge will not attempt to influence how you vote your shares but will only ask that you take the time to cast a vote. OHA will reimburse brokers and other persons holding the Company’s Common Shares in their names, or in the names of nominees, for their expenses for forwarding proxy materials to underlying principals and beneficial owners and obtaining their proxies.

Q:	Who is entitled to vote?
A:	If you were a shareholder of the Company as of the Record Date, or you hold a valid proxy for the Annual Meeting, you are entitled to vote.
Q:	How do I vote my shares?
A:
You may cast one vote for each share of Common Shares of the Company that you owned as of the Record Date. Shares of the Company’s Common Shares have equal voting rights as all other shares of the Company’s Common Shares and are the only voting securities outstanding of the Company.

Shareholders of Record (Shares Registered in Your Name). To vote your shares, please follow the instructions on the proxy card and vote via the Internet or telephone. We encourage you to vote via the

Internet as it saves significant time and processing costs. However, you may also vote your proxy by signing, dating and returning the proxy card to us in the postage-paid envelope provided. You may still attend the Annual Meeting via webcast and vote in person, even if you have already voted by proxy; in other words, voting by proxy does not deprive you of your right to participate in the Annual Meeting.
Beneficial Owner (Shares Held in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary). If you hold Common Shares through and in the name of a broker, bank, trustee, nominee or other intermediary, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.
Q:	What constitutes a quorum?
A:
For the Company to conduct business at the Annual Meeting, a quorum of shareholders must be present at the Annual Meeting. The presence at the Annual Meeting, in person (including virtually) or by proxy, of fifty percent (50%) of the Company’s Common Shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks, trustees, nominees or other intermediaries have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals will not be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the presiding officer or the shareholders who are represented at the Annual Meeting or by proxy may adjourn the Annual Meeting to a date not more than one hundred twenty (120) days after the Record Date, without further notice other than an announcement at the Annual Meeting, to permit the further solicitation of proxies.
Q:	Who will count the votes?
A:	Representatives of Broadridge or its designee will count the votes and will serve as the independent inspector of election.
Q:	What does it mean if I receive more than one proxy card?
A:
Some of the Company’s shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each proxy card you receive.

Q:	May I revoke my proxy?
A:
Yes. If you are a shareholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the Annual Meeting and voting online. If you hold the Company’s Common Shares through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Annual Meeting does not automatically revoke your proxy. However, if you also vote online at the Annual Meeting, your proxy will be revoked.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:
Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name. If you are a record holder of the Company’s Common Shares, you may authorize a proxy to vote on your behalf by following the instructions provided on the proxy card. Authorizing your proxy will not limit your right to participate in the Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board of Trustees’ recommendations. Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee, nominee or other intermediary and not in your name. Being a beneficial owner means that your shares are held in “street name.” If you hold your shares through and in the name of a broker, bank, trustee, nominee or other intermediary, the broker, bank, trustee, nominee or other intermediary that holds your shares has discretionary authority to vote them, absent your approval, only as to “routine” matters (i.e., the Auditor Proposal), but not on “non-routine” matters (i.e., the Trustee Proposal). Therefore, for “non-routine” matters to be voted on during the Annual Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares.
Q:	What will happen if I do not vote my shares?
A:
Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or during the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. Brokers, banks, trustees, nominees and other intermediaries have discretionary authority to vote on “routine” matters (i.e., the Auditor Proposal), but not on “non-routine” matters (i.e., the Trustee Proposal). Therefore, for “non-routine” matters to be voted on during the Annual Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares. When a broker, bank, trustee, nominee or other intermediary has not received instructions from the beneficial owner of any shares, and therefore cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Uninstructed shares will be counted in determining whether there is a quorum for the Annual Meeting but will have no effect on the outcome of a “non-routine” matter (i.e., the Trustee Proposal). As noted above, brokers, banks, trustees, nominees and other intermediaries have discretionary authority to vote on “routine” matters and may cast votes on your behalf with respect to “routine” matters (i.e., the Auditor Proposal). Because brokers, banks, trustees, nominees and other intermediaries will have discretionary authority to vote for the Auditor Proposal, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any “broker non-votes” with respect to that Proposal.
Q:	What is the vote required for the Proposals?
A:
Trustee Proposal. A plurality of all votes cast at the Annual Meeting is required to elect the Nominees. Plurality voting simply means that the number of Nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Auditor Proposal. A majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. As noted above, there will not be any broker non-votes with respect to this proposal.
Q:	Will I be able to participate in the online Annual Meeting on the same basis as I would be able to participate in a live meeting?
A:
The Annual Meeting will be held in a virtual meeting format only. The virtual meeting format for the Annual Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost. We designed the format of the Annual Meeting to ensure that our shareholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing shareholders with the ability to submit appropriate questions real-time via the Annual Meeting website, limiting questions to one per shareholder unless time otherwise permits; and
•	answering as many questions submitted in accordance with the Annual Meeting rules of conduct as possible in the time allotted for the Annual Meeting without discrimination.
We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the Annual Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the Annual Meeting registration page 15 minutes prior to the start time of the Annual Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
Q:	How do I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Annual Meeting.

Q:	Who should I call if I have any questions?
A:	If you have any questions about the Annual Meeting, voting or your ownership of the Company’s Common Shares, please contact Broadridge toll free at 1-800-690-6903.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of September 8, 2026, the Record Date, the beneficial ownership information of each current Trustee of the Company, as well as the Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based on 62,473,382 Common Shares outstanding as of the Record Date.1
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Trustees are divided into two groups—interested Trustees and independent Trustees. Each interested Trustee is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and Trustees is T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attn: Legal Department. The address for Oak Hill Advisors, L.P. is 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.

Name and Address(1)	Type of Ownership	Number of Shares Beneficially Owned	Percentage of Common Shares Outstanding
Beneficial Owners of More Than 5%
OHA Partner Global Co-Investment II, LLC(2)	Beneficial	2,000,000	3.20%
OHA Global Co-Investment OCREDIT Access (Offshore), L.P.(2)	Beneficial	899,122	1.44%
T. Rowe Price OHA Select Private Credit Feeder Fund LLC(3)	Beneficial	29,386,045	47.04%
Independent Trustees
Kathleen M. Burke	N/A	—	—
Mark Manoff	N/A	—	—
Jonathan Morgan	N/A	—	—
Interested Trustees
Eric Muller	Beneficial	35,524	*
Alan M. Schrager	Beneficial	35,524	*
Executive Officers Who Are Not Trustees
Grove Stafford	N/A	—	*
Amaka Dike	N/A	—	—
Andrew Winer	Beneficial	3,552	*
Trustees and Executive Officers as a Group (8 persons)	N/A	—	—

*	Less than 1.0%.
(1)	The address for all of the Company’s officers and Trustees is T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
(2)	The address for OHA Partner Global Co-Investment II, LLC and OHA Global Co-Investment OCREDIT Access (Offshore), L.P. is 201 Main Street, Suite 1250, Fort Worth, TX 76102.
(3)
The address for T. Rowe Price OHA Select Private Credit Feeder Fund LLC is T. Rowe Price OHA Select Private Credit Feeder Fund LLC, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.

[1]	Represents an estimated common share count as of the Record Date based on the net asset value of $25.97 per share as of July 31, 2026.

DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
The following table sets forth the dollar range of the Company’s equity securities beneficially owned by each of the Company’s Trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in all Funds Overseen in Fund Complex(1)(3)
Independent Trustees
Kathleen M. Burke	None	None
Mark Manoff	None	None
Jonathan Morgan	None	None
Interested Trustees
Eric Muller	Over $100,000	Over $100,000
Alan M. Schrager	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned by our Trustees is based on the net asset value of $26.89 per share as of December 31, 2025.
(3)	“Fund Complex” includes the Company, OHA Senior Private Lending Fund (U) LLC, T. Rowe Price OHA Flexible Credit Income Fund, APS BDC, LLC, and OHA Direct Credit Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

Nominees for the Company’s Board of Trustees
Eric Muller, Alan M. Schrager, Kathleen M. Burke, Mark Manoff and Jonathan Morgan, each of whom is a Trustee, have been nominated by the Board of Trustees for election to a three-year term to expire at the Company’s 2029 Annual Meeting of Shareholders and until such Trustee’s successor is duly elected and qualified.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Nominee named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Annual Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Nominee or Nominees. No person being nominated by the Company as a Trustee is being proposed for election pursuant to any agreement or understanding between any such person and the Company.
This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of the shares being voted.
Information about each Trustee/Nominee’s Professional Experience and Qualifications
Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrants their consideration as a candidate to the Board of Trustees.
The Board of Trustees based its decision to nominate each Nominee upon the following: his or her character and integrity; his or her service as a member of other boards of trustees/directors; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; in respect of Mr. Muller and Mr. Schrager, their respective roles with OHA; and, in respect of Ms. Burke and Messrs. Manoff and Morgan, not being an “interested person” of the Company, as that term is defined in the 1940 Act. No factor, by itself, was controlling. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.
Biographical Information
Nominees
The Trustees have been divided into two groups: interested Trustees (each, an “Interested Trustee,” and collectively, the “Interested Trustees”) and independent Trustees (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). An Interested Trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. An Independent Trustee is a person that is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Interested Trustees
Eric Muller	1972	Trustee	Since 2022	Portfolio Manager & Partner at Oak Hill Advisors (2018 – Present)	3
Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – Present); Investment Committee Member, Boston University Endowment (2018 – Present); Dean’s Advisory Board Member, Boston University Questrom School of Business (2015 – Present); Co-Chairman, Board of Trustees for StreetSquash (2012 – Present); Trustee, OHA Direct Credit Fund (2025 - Present).

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Alan M. Schrager	1968	Chairman and Trustee	Since 2022	Chief Investment Officer at Oak Hill Advisors (2026 – Present); Portfolio Manager & Senior Partner at Oak Hill Advisors (2003 – 2026)	3
Chairman of the Board of Trustees, T. Rowe Price OHA Flexible Credit Income Fund (2026 – Present); Chairman of the Board of Managers, OHA Senior Private Lending Fund (U) LLC (2022 – Present); OHA Board Member, Smile Brands (November 2023 – Present); Board Member, Expro Group Holdings (2018 – Present); Board Member, New Heights Youth Inc. (2016 – Present); Board Member for Churchill Capital V (2022 – Present); Board Member for Churchill Capital VI (2022 – Present); Board Member for Churchill Capital VII (2022 – Present).

Independent Trustees
Kathleen M. Burke	1963	Trustee and Chair of the Nominating and Governance Committee	Since 2022	Partner at Snowbridge Advisors (2016 – Present); Advisor at Pacific General Holdings (April 2022 – August 2025).	5
Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – Present); Trustee, T. Rowe Price OHA Flexible Credit Income Fund (2024 - Present); Board Member, APS BDC, LLC (2026 - Present); Trustee, OHA Direct Credit Fund (2025 - Present).

Mark Manoff	1956	Trustee and Chair of the Audit Committee	Since 2022	Operating Partner at MidOcean Partners (2021 – Present); Vice Chair at Ernst & Young (1978-2021).	5
Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – Present); Trustee, T. Rowe Price OHA Flexible Credit Income Fund (2024 -Present); Trustee, University of Maryland Smith Business School Advisory Board (2012 – 2023); Trustee, the First Tee (2011 – 2021); Board Member, APS BDC, LLC (2026 - Present); Trustee, OHA Direct Credit Fund (2025 - Present).

Jonathan Morgan	1963	Trustee and Chair of the Independent Trustees Committee	Since 2022	Managing Member at Sound Fund Advisors LLC (2011 – Present).	5
Board Member, OHA Senior Private Lending Fund (U) LLC (2022 – Present); Trustee, T. Rowe Price OHA Flexible Credit Income Fund (2024 - present); Trustee, SEG Partners Long/Short Equity Fund (2025 - Present); Director, Angel Oak Mortgage, Inc. (Jan 2022 – Present); Trustee, The Frank Foundation (2016 – Present); Trustee, Talmadge Hill Community Church (2019 – Present); Trustee, The Weekapaug Chapel (2020 – Present); Trustee, Kids Empowered by Your Support (2016 – 2021); Board Member, APS BDC, LLC (2026 - Present); Trustee, OHA Direct Credit Fund (2025 - Present).

*	“Fund Complex” includes the Company, OHA Senior Private Lending Fund (U) LLC, T. Rowe Price OHA Flexible Credit Income Fund, APS BDC, LLC, and OHA Direct Credit Fund.

The address for each trustee is T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Eric Muller. Mr. Muller shares responsibility for leading OHA’s private credit business and has primary management responsibility for OHA’s BDCs. Mr. Muller also serves on OHA’s executive committee. Prior to joining OHA, he worked in Goldman Sachs’ Merchant Banking Division, where he was a Partner in the Private Credit Group, responsible for leading its private senior lending business in North America and managing vehicles that invested across the spectrum of the credit market. Mr. Muller previously worked as a private equity investor for the Cypress Group. Additionally, he serves as a Member of the Board of Trustees for Boston University and on the Investment Committee for the University’s Endowment. Mr. Muller is Co-Chairman of the Board of Trustees for StreetSquash, an after-school youth enrichment program. He earned an M.B.A. from Harvard Business School, a J.D. from Harvard Law School and a B.A., summa cum laude, salutatorian, from Boston University. Mr. Muller also serves as a board member on the board of OHA Senior Private Lending Fund (U) LLC and serves as a trustee on the board of OHA Direct Credit Fund.
Alan M. Schrager, Chairman of the Board. Mr. Schrager serves as OHA’s Chief Investment Officer and oversees OHA’s integrated investment platform across liquid credit, private credit and opportunistic strategies. In his role as CIO, Mr. Schrager provides firmwide investment oversight, including chairing multiple investment committees and approving the firm’s largest and most complex investments. He founded OHA’s private credit business and continues to share responsibility for its private credit investment activities. Mr. Schrager serves on various OHA committees, including the executive committee, investment strategy, valuation and compliance committees. Previously, he shared portfolio management responsibilities across the firm’s opportunistic credit, private and liquid mandates. Earlier in his career, he held senior research responsibility for investments across private credit companies, software, industrials and gaming. Prior to joining OHA in early 2003, Mr. Schrager was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions and also held several positions at Primary Network, a data CLEC, including Chief Financial Officer and Interim Chief Executive Officer. He previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC. Mr. Schrager currently serves as Chairman of the Board of Trustees for three OHA registered funds and serves on the Board of Directors of Smile Brands and New Heights Youth, Inc. He earned an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from the University of Michigan. Mr. Schrager also serves as a board member on the board of OHA Senior Private Lending Fund (U) LLC and as Chairman and trustee on the board of T. Rowe Price OHA Flexible Credit Income Fund.
Kathleen M. Burke. Ms. Burke is currently a Partner at Snowbridge Advisors, an independent advisory firm serving managers of private equity funds worldwide with a focus on middle market private equity funds. Ms. Burke has more than thirty years’ experience as an investment professional, both as an advisor and an investor, and is expert at executing, structuring and placing private alternative fund products and securities. Ms. Burke also managed private placements at Rothschild North America and Credit Suisse First Boston. At Credit Suisse First Boston, she led a team of professionals dedicated to raising private equity capital for venture stage and emerging growth companies in a variety of sectors including life sciences, healthcare, media, telecom, and technology services. Prior to Credit Suisse First Boston, Ms. Burke was on the buy-side and worked at both Prudential Insurance Company of America and GE Capital where she was responsible for a variety of investments, including control and growth transactions, mezzanine deals and senior loans. She received her MBA from the University of Pennsylvania’s Wharton School and has a BS in Finance from Boston College’s Carroll School of Management, where she was in the Honors Program and graduated cum laude. Ms. Burke also serves as an independent member on the board of APS BDC, LLC, as an independent board member on the board of OHA Senior Private Lending Fund (U) LLC, as an independent trustee on the board of T. Rowe Price OHA Flexible Credit Income Fund, and as an independent trustee on the board of OHA Direct Credit Fund.
Mark Manoff, Trustee. Mr. Manoff is an Operating Partner at MidOcean Partners, a premier New York-based alternative asset manager specializing in middle-market private equity and alternative credit investments. He previously spent 39 years at Ernst & Young (EY) serving in many leadership positions, including as New York Office Managing Partner, and Americas Vice Chair Northeast Region Managing Partner, where he had P/L responsibility for a $4 billion business unit. Mr. Manoff was a member of EY’s Executive Board and Operating Committee for 8 years. He founded and led EY’s Center for Board Matters, EY’s effort to support board members in their oversight role by helping them address complex boardroom issues. Mr. Manoff retired as

Vice Chair Markets where he was responsible for EY’s growth strategy and go-to-market activities. Following his retirement from EY, Mr. Manoff co-founded and was the CEO of a boutique consulting firm providing services to private equity and other high growth businesses. Mr. Manoff was also a member of the Board of Covetrus, a $4 billion formerly NASDAQ-listed global company that provided technology solutions and services to veterinarians, which was taken private in October 2022. Mr. Manoff is a CPA and has a BS from the University of Maryland Smith Business School where he was a past Chair. Mr. Manoff also serves as an independent member on the board of APS BDC, LLC, as an independent board member on the board of OHA Senior Private Lending Fund (U) LLC, as an independent trustee on the board of T. Rowe Price OHA Flexible Credit Income Fund, and as an independent trustee on the board of OHA Direct Credit Fund.
Jonathan Morgan, Trustee. Mr. Morgan is the founding Principal of Sound Fund Advisors LLC, a firm he founded in March 2011, where he acts as an independent director. Mr. Morgan has over 22 years of experience in the financial markets, including nine years of investment experience as a strategist or portfolio manager at three different investment managers: Caxton Associates (1993-1996), Croesus Capital Management (1997-1998) and Parallax Capital Management (1999-2002). In addition, Mr. Morgan has more than nine years of experience researching and investing in investment funds. He was the Head of Research and Portfolio Management in the Alternative Investment Group of Julius Baer Investment Management (2002-2005) where he supervised both investment research as well as the operational risk group. In 2005, Mr. Morgan joined Barclays Global Investors (2005-2009) as the Head of Manager Selection and subsequently became the Head of Investments for their Hedge Fund Management Group. During his tenure, Mr. Morgan was the head of Barclays Global Investor’s New York office. In 2009, Mr. Morgan joined UBP Asset Management (2009-2011) as the Head of Global Hedge Fund Research. Prior to 1993, Mr. Morgan worked for Morgan Stanley for five years. He has an AB from Princeton University (1986), an MPP from Harvard’s Kennedy School of Government (1990) and an MDIV from Yale Divinity School (2019). Mr. Morgan also serves as an independent member on the board of APS BDC, LLC, as an independent board member on the board of OHA Senior Private Lending Fund (U) LLC, as an independent trustee on the board of T. Rowe Price OHA Flexible Credit Income Fund, as an independent trustee on the board of SEG Partners Long/Short Equity Fund, and as an independent trustee on the board of OHA Direct Credit Fund.
Required Vote
The election of each of the Nominees as Trustee requires a plurality of all votes cast at the Annual Meeting, if a quorum is present. Plurality voting simply means that the number of Nominees getting the highest number of affirmative votes cast at the Annual Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal.
THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE COMPANY’S NOMINEES.
Additional Information about the Company’s Officers
Set forth in the table below are the officers (each, an “Officer,” and collectively, the “Officers”) of the Company, as well as their birth year, information relating to their respective positions held with the Company, and their principal occupations during at least the past five years.
* “Fund Complex” includes the Company, OHA Senior Private Lending Fund (U) LLC, T. Rowe Price OHA
Flexible Credit Income Fund, APS BDC, LLC, and OHA Direct Credit Fund.

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Andrew Winer	1968	President and Chief Operating Officer	Since 2022	Portfolio Manager at Sound Point Capital (2016 – 2022).

Amaka Dike	1986	Chief Financial Officer	Since 2026	Principal and Fund CFO at The Carlyle Group (2021 – 2025); Senior Manager at EY (2010 – 2021).

Grove Stafford	1977	Chief Compliance Officer and Secretary	Since 2022	Executive Director and Chief Compliance Officer at Morgan Stanley Investment Management – Private Credit, Equity & Real Estate (2018-2022).

The address for each executive officer is T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
The Investment Adviser and Administrator
OHA Private Credit Advisors LLC is the Company’s investment adviser (the “Adviser”). The Adviser’s business address is 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017. OHA Private Credit Advisors LLC is also the administrator for the Company (in such capacity, the “Administrator”). The Administrator’s business address is 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Trustee Transactions with Company Affiliates
As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Company and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.
Executive Officer Compensation
None of the Company’s officers receive direct compensation from the Company. The compensation of the Company’s president, chief financial officer, chief operating officer and chief compliance officer is paid by the Administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by the Administrator to the Company. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to the Administrator.
Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our Officers and Trustees.

Trustee Compensation
The following table sets forth certain information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2025. Trustees and Officers who are employed by OHA or the Adviser, including the Interested Trustees, receive no compensation or expense reimbursement from the Company.

	Fees Earned or Paid in Cash(2)	Total Compensation Paid from the Fund Complex(3)
Interested Trustees
Eric Muller(1)	None	None
Alan M. Schrager(1)	None	None
Independent Trustees
Kathleen M. Burke	$125,924	$287,031
Mark Manoff	$138,597	$321,910
Jonathan Morgan	$125,924	$286,392

(1)	These are interested trustees and, as such, do not receive compensation from the Company for their services as trustees.
(2)	The Company does not have a profit-sharing plan, and trustees do not receive any pension or retirement benefits from the Company.
(3)	The term “Fund Complex” is defined to include the Company, OHA Senior Private Lending Fund (U) LLC, T. Rowe Price OHA Flexible Credit Income Fund, APS BDC, LLC, and OHA Direct Credit Fund.
Each of the Independent Trustees receives an annual fee of $100,000. The Independent Trustees also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board of Trustees meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $15,000, the Chairman of the Nominating and Governance Committee receives an additional annual fee of $2,500, and the Chairman of the Independent Trustees Committee receives an additional annual fee of $2,500. The Board of Trustees, as a whole, participates in the consideration of Independent Trustees compensation, and decisions on Independent Trustee compensation are based on, among other things, a review of data of comparable business development companies. The Company has obtained trustees’ and officers’ liability insurance on behalf of the Trustees and Officers.
No compensation is paid to Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires executive officers and trustees and persons who beneficially own more than 10% of any class of a company’s common shares to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of reports or written representations from such persons, we believe that our executive officers and Trustees have complied in a timely manner with all applicable Section 16(a) filing requirements.
Application of Control Share Statute
The control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Share Statute”) applies to any closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act, is organized as a Delaware statutory trust and is listed on a national securities exchange. Because the Company is not listed on a national securities exchange, it is not subject to the Control Share Statute.
Leadership Structure of the Board of Trustees
The Board of Trustees is currently composed of five Trustees, three Independent Trustees and two Interested Trustees. Alan M. Schrager serves as Chairperson of the Board of Trustees. Mr. Schrager is an “interested person” of the Company. The appointment of Mr. Schrager as Chairperson reflects the Board of Trustees’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Trustees with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of board meetings. The Company does not have a lead Independent Trustee. All committees are chaired by Independent Trustees. Executive sessions, which are meetings of the Independent Trustees without the presence of Interested Trustees and management, are regularly held throughout the year. At each executive session, the Independent Trustees determine which member will preside. The Board of Trustees has determined that its leadership structure is appropriate in light of the Company’s circumstances, it provides for the informed and independent exercise of its responsibilities and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.
Oversight of Risk Management
The Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring by the chief compliance officer and the Company’s compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Company’s investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Company believes that the role of the Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which the Company is subject as a BDC. As a BDC, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company is limited in its ability to enter into certain transactions with its affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Audit Committee
The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging the Company’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Company’s independent registered public accounting firm, approving professional services provided by the Company’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Company’s independent registered public accounting firm and reviewing the adequacy of the Company’s internal controls over financial reporting. The Audit Committee also has principal oversight of the valuation process used to establish the Company’s NAV and the determination of the fair value of the Company’s investments. The Audit Committee is presently composed of three persons, including Kathleen M. Burke, Mark Manoff and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Manoff serves as the chair of the Audit Committee. The Board of Trustees has determined that Mr. Manoff qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meets the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. During the year ended December 31, 2025, the Audit Committee met four times.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ocreditfund.com.
Nominating and Governance Committee
The Nominating and Governance Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of three persons, including Kathleen M. Burke, Mark Manoff and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Ms. Burke serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of the Company’s Bylaws. The Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to the Company’s Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a Proxy Statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws, including with respect to such shareholder’s beliefs as to whether such nominee would be an “interested person” of the Company (within the meaning of Section 2(a)(19) of the 1940 Act) and other information. During the year ended December 31, 2025, the Nominating and Governance Committee met two times.
In considering Trustee candidates, the Nominating and Governance Committee will discuss the specific experience, qualifications, attributes and skills that may lead to the conclusion that such candidate should serve as a Trustee or a committee member for the Company, in light of the Company’s then-existing business and structure. In addition, the Nominating and Governance Committee will consider the ability of a candidate to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the candidate’s experience, perspective, skills, and knowledge of the industry in which the Company operates. In addition, the Nominating and Governance Committee may consider whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ocreditfund.com.
Independent Trustees Committee
The Independent Trustees Committee operates pursuant to a charter approved by the Board of Trustees. The Independent Trustees Committee consists of three persons, including Kathleen M. Burke, Mark Manoff, and Jonathan Morgan, all of whom are considered independent for purposes of the 1940 Act. Mr. Morgan serves as the chair of the Independent Trustees Committee. The Independent Trustees Committee assists the Board of Trustees by acting as a liaison between the Board of Trustees and the Company’s principal service providers, including without limitation, the Adviser. The Independent Trustees Committee is responsible for assessing the flow of information between management and the Board of Trustees and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement. The Independent Trustees Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board of Trustees may deem necessary or appropriate. The Independent Trustees Committee will also have principal oversight over the process used to approve co-investments for the Company. Time is allotted at each quarterly meeting of the Board of Trustees for the Independent Trustees to meet and discuss any issues that they deem necessary or appropriate. The Independent Trustees may also choose to meet in executive session outside the presence of the Interested Trustees during the course of other meetings of the Board of Trustees or at other times as they deem necessary or appropriate. The Independent Trustees Committee held two meetings in 2025.
Code of Business Conduct and Ethics
The Company and the Adviser have adopted a code of business conduct and ethics (the “Code”), pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. The Code applies to all officers and board members of the Company and all employees of the Adviser that perform regular functions or duties for the Company (collectively, “the Covered Persons”). Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the Code’s requirements.

Under the Code, Covered Persons must avoid any conflict or the appearance of a conflict between their personal interests and the Company’s interests and must report any actual or potential conflict to the Chief Compliance Officer. Any material amendment or waiver of the Code for an executive officer or member of the Board must be made by the Board and disclosed as required by Item 5.05 of Form 8-K on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following such amendment or waiver. This code of ethics is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. You may also obtain copies of the foregoing, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Insider Trading Policy
Under the Company’s Insider Trading Policy, purchases and sales of the Company’s securities by trustees, managers, partners, officers and employees of the Company, OHA, or the Adviser (collectively, the “Access Persons”) (and their respective immediate family members) must first be cleared by our Chief Compliance Officer or his or her designee prior to placing any order related to such transactions. In order to avoid even the appearance of impropriety, we discourage trades by Access Persons that are of a short-term, speculative nature rather than for investment purposes. Under the Insider Trading Policy, short-selling and margining of, or borrowing against, securities of the Company are prohibited. The Company’s Insider Trading Policies and Procedures are filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Company does not have a hedging policy for its executive officers and Trustees at this time.
The Company does not require Trustees to attend the annual meeting of shareholders. The Annual Meeting is the Company’s first annual meeting of shareholders.
Committee Charters and Other Corporate Governance Matters
The Company maintains an investor resources section on its website, which contains copies of the charters for the committees of the Board. The investor resources section may be found at www.ocreditfund.com. The website contains the following documents:
•	Audit Committee Charter; and
•	Nominating and Governance Committee Charter.
The Board of Trustees has adopted the Code of Conduct in order to establish policies, guidelines and procedures that promote ethical practices and conduct by the Company and its principal executive officer, principal financial officer, principal accounting officer or controller, as well as the Company’s trustees, officers, and employees (if any). All such covered persons are responsible for maintaining the level of integrity and for complying with the policies contained in the Code of Conduct. In addition, each such person is required to acknowledge that he or she has received, read and understands the Code of Conduct and agrees to comply with the policies and procedures contained therein at the time of hire and annually thereafter. The Company intends to disclose substantive amendments to, or waivers from, the Code of Conduct within four business days of the waiver or amendment through a posting on our website.
Each of the above listed corporate governance documents is available in print to any shareholder who requests a copy in writing to T. Rowe Price OHA Select Private Credit Fund, c/o OHA Private Credit Advisors LLC, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Certain Relationships and Related-Party Transactions
Investment Advisory Agreement
The Company has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”) pursuant to which the Company pays the Adviser a management fee at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. The Company also pays the Adviser an incentive fee, which consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect for an initial period of two years, and thereafter will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the Independent Trustees. For the year ended December 31, 2025, base management fees were $17.1 million. For the year ended December 31, 2025, income based incentive fees were $19.7 million. For the year ended December 31, 2025, there were no capital gains incentive fees incurred.
Administration Agreement
The Company has entered into an administration agreement with the Adviser (in its capacity as administrator, the “Administrator”) (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides, or oversees the performance of, administration and compliance services. The Company reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement includes the Company’s allocable portion of compensation (including salaries, bonuses and benefits), overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement. Unless earlier terminated in accordance with its terms, the Administration Agreement is effective for a one-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company incurred expenses related to the Administrator of $1.6 million for the year ended December 31, 2025.
Co-Investment Relief
On July 18, 2025, the Company and the Adviser received an order from the SEC providing new and updated co-investment exemptive relief (the “2025 Co-Investment Order”) to allow certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates to participate in negotiated co-investment transactions where doing so is consistent with regulatory requirements and other pertinent factors and pursuant to the conditions of the 2025 Co-Investment Order. The 2025 Co-Investment Order, which supersedes the co-investment order issued to the Company and the Adviser on August 21, 2023, is a new form of co-investment exemptive relief that requires that allocations be “fair and equitable” to the Company and requires the Board to approve certain co-investment transactions. The Company may determine to participate or not to participate in co-investment transactions, depending on whether the Adviser determines that the investment is appropriate for the Company (e.g., based on its investment strategy). The Board will be provided with reports or other information requested by the Board related to the Company’s participation in co-investment transactions.
Statement of Policy Regarding Transactions with Related Persons
To the extent that any potential related party transaction is brought to the attention of the Board, the Board will consider any conflicts of interest brought to its attention pursuant to the Company’s compliance procedures and policies. Each of the Company’s Trustees and executive officers is subject to the Company’s Code of Ethics, which places restrictions on related party transactions, and is instructed to inform the Company’s Chief Compliance Officer or his designee of any potential related party transactions. In addition, each such trustee and executive officer completes a questionnaire designed to elicit information about any potential related party transactions that is reviewed by the Company’s Chief Compliance Officer prior to such trustee’s or executive officer’s appointment.

PROPOSAL 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG has been selected by the Board of Trustees to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. KPMG acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Company knows of no direct financial or material indirect financial interest of KPMG in the Company. Representatives of KPMG are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.
Principal Accounting Fees and Services
The following table sets forth for the Company the aggregate fees billed by KPMG for the Company’s last two fiscal years (dollar amounts in thousands), as a result of professional services rendered for:
(1)
Audit Fees for professional services rendered for the annual audit of the Company’s financial statements, quarterly reviews and services that are normally provided by KPMG in connection with statutory and regulatory filings;

(2)
Audit-Related Fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards;

(3)
Tax Fees for all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for services provided in connection with the preparation and review of the Company’s tax returns and tax advice; and

(4)
All Other Fees for products and services provided to the Company, other than the services reported in “Audit Fees” and “Audit-Related Fees” above, for the years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees	$872	$1,090
Audit-Related Fees	0	20
Tax Fees	156	128
All Other Fees	0	0
Total	$1,028	$1,238

No audit related, tax or other fees were billed by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for the years ended December 31, 2025 and 2024. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.
Pre-approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report
The Audit Committee operates pursuant to a charter approved by the Board of Trustees (the “Charter”). Mark Manoff has been appointed as Chairperson of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s accounting and financial reporting processes, policies and practices; the integrity of the Company’s financial statements; the adequacy of the Company’s overall system of internal controls; the Company’s compliance with legal and regulatory requirements; the qualification and independence of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function provided by the Adviser and the Company’s other service providers; and the review of the report required to be included in the Company’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Audit Committee include reviewing any issues brought to the Audit Committee’s attention by the Company’s independent registered public accounting firm or personnel responsible for management of the Company, resolving any disagreements between the personnel responsible for management of the Company and the independent registered public accounting firm concerning the Company’s financial reporting, reviewing policies with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Audit Committee by the Board of Trustees. The Charter is available on the Company’s website, www.ocreditfund.com. As set forth in the Charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and the Audit Committee, as representatives of the Company’s shareholders. The independent registered public accounting firm for the Company reports directly to the Audit Committee.
In performing its oversight function, the Audit Committee reviewed and discussed with management of the Company and the independent registered public accounting firm, KPMG, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.
In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from the independent registered public accounting firm the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Board of Trustees that the Company’s audited financial statements be included in the Annual Report.
SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES
Mark Manoff, Audit Committee Chairperson
Kathleen M. Burke
Jonathan Morgan

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
A majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. The ratification of the appointment of KPMG as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

OTHER MATTERS
Shareholder Proposals
Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the next annual meeting of shareholders must be received a reasonable period prior to such annual meeting, as described below. Any proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attention: Secretary.
With respect to shareholder proposals or trustee nominations for the Company to be presented at the next annual meeting of shareholders other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, the shareholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive office of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For the next annual meeting of shareholders, the Company must receive such proposals and nominations no earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such annual meeting is first made.
Proposals and nominations must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information and representations. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Company’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of comments regarding financial statement disclosures, accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Interested parties may contact the Company’s chief compliance officer or the Chair of the Company’s Audit Committee regarding Accounting Matters in writing at the address of the Company.
Other Business
The Board of Trustees does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.
Whether or not you expect to participate in the Annual Meeting, please follow the instructions on the proxy card to vote via the Internet or telephone, or sign, date and return the proxy card in the postage-paid envelope provided so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of shareholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/OCREDIT2026 and enter the 16-digit control number included on the proxy card you received. Online check-in will begin at 12:45 p.m., Eastern Time. Check in time is fifteen (15) minutes prior to the Annual Meeting start time. Please allow time for online check-in procedures. For questions regarding the Annual Meeting and voting, please contact Broadridge at 1-800-690-6903.

Appraisal Rights
Any shareholder voting against any of the Proposals will not have appraisal or other similar rights.
Receipt of Multiple Proxy Cards
Some shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions on each proxy card you receive.
Available Information
The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge on our website at www.ocreditfund.com or by writing to T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, Attention: Secretary. The information on our website is not incorporated by reference into this Proxy Statement.
Communications with the Board of Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board or any such individual Trustees or group or committees of Trustees by either name or title. All such correspondence should be sent in care of the Secretary of T. Rowe Price OHA Select Private Credit Fund, 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting Broadridge, 51 Mercedes Way, Edgewood, NY 11717, 1-800-690-6903.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OCREDIT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03478-P57301 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the trustees of the Company, each to serve for a three-year term expiring at the Company's 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified.	☐	☐	☐

01) Eric Muller
02) Alan M. Schrager
03) Kathleen M. Burke
04) Mark Manoff
05) Jonathan Morgan

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Trustees recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice of Meeting and Proxy Statement are available at www.proxyvote.com

T03479-P57301

T. Rowe Price OHA Select Private Credit Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the **T. Rowe Price OHA Select Private Credit Fund** (the "Fund") hereby appoints Andrew Winer and Grove Stafford, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on September 8, 2026 at a Annual Meeting of Shareholders to be held on October 8, 2026 at www.virtualshareholdermeeting.com/OCREDIT2026, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE